EXHIBIT 23.1






                               CONSENT OF COUNSEL


        We hereby consent to the reference to us in the Prospectus constituting part of this Form SB-1 Post-Effective Amendment No. 2 to the Registration Statement for SD Products Corp., under the caption "Legal Matters."




                                                    /s/DUNCAN, BLUM & ASSOCIATES
                                                       Duncan, Blum & Associates



Bethesda, Maryland
October 5, 2001